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                                 VALERO GP, LLC
                              2002 UNIT OPTION PLAN

I.       PLAN PURPOSE

         The Valero GP, LLC 2002 Unit Option Plan (the "Plan") is intended to promote the interests of Valero L.P., a Delaware limited partnership (the "Partnership"), by providing to employees and directors of Valero GP, LLC, a Delaware limited liability company (the "Company") and its Affiliates who perform services for the Partnership and its subsidiaries, the incentive to acquire Units through the grant of Options to purchase such Units as described herein. The Plan is intended to assist the Company and its Affiliates in the attraction, motivation, and retention of employees who are vital to the growth and financial success of the Partnership and to align employees' interests with those of other Unit holders of the Partnership.

II.      DEFINITIONS

         In this Plan, except where the context indicates otherwise, the following definitions apply:

         (a) "AFFILIATE" means an entity that controls, is controlled by, or is under common control with the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including entities which become such after adoption of the Plan.

         (b) "AGREEMENT" means a written agreement granting an Option that is executed by the Company and the Optionee.

         (c) "AWARD" means a grant of one or more Options pursuant to the Plan.

         (d)      "BENEFICIARY" means the person or persons described in
         Section XI(j).

         (e)      "BOARD" means the Board of Directors of the Company.

         (f)      "CAUSE" means:
                  (i) fraud or embezzlement on the part of the Participant (such determination to be made by the Committee in the good faith exercise of its reasonable judgment);
                  (ii) conviction of or the entry of a plea of NOLO CONTENDERE by the Participant to any felony;
                  (iii) gross insubordination or a material breach of, or the willful failure or refusal by the Participant to perform and discharge his duties, responsibilities or obligations (other than by reason of disability or death) that is not corrected within thirty (30) days following written notice thereof to the Participant, such notice to state with specificity the nature of the breach, failure or refusal; or
                  (iv)  any act of willful misconduct by the Participant which
                        (a) is intended to result in substantial personal enrichment of the Participant at the expense of the Partnership, the Company or any of their Affiliates or
                        (b) has a material adverse impact on the

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                        business or reputation of the Partnership, the Company
                        or any of their Affiliates (such determination to be made by the Partnership, the Company or any of their Affiliates in the good faith exercise of their reasonable judgment).

            (g) "CODE" means the Internal Revenue Code of 1986, as amended.(h) "COMMITTEE" means the Compensation Committee of the Board, the committee appointed by the Board to administer the Plan.

         (i) "COMPANY" means Valero GP, LLC, a Delaware limited liability company.

         (j) "DATE OF EXERCISE" means the date on which the Company receives notice of the exercise of an Option in accordance with Section VI(c) of the Plan.

         (k) "DATE OF GRANT" means the date on which an Option is granted under the Plan.

         (l) "DIRECTOR" means a member of the Board of Directors of the Company or any Affiliate.

         (m) "EMPLOYEE" means any employee of the Company or an Affiliate, as determined by the Committee.

         (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (o) "FAIR MARKET VALUE" means the closing price of a Unit on the applicable date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in THE WALL STREET JOURNAL (or such other reporting service approved by the Committee). If Units are not publicly-traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

         (p) "OPTION" means an option to purchase Units granted under the Plan. Such Options will be nonqualified unit options and are not intended to be Incentive Stock Options as defined in Section 422 of the Code.

         (q) "OPTION PERIOD" means the period during which an Option may be exercised.

         (r) "OPTIONEE" means a Participant to whom an Option has been granted.

         (s) "PARTICIPANT" means any Employee or Director granted an Award under the Plan.

         (t) "PARTNERSHIP" means Valero L.P., a Delaware limited partnership.

         (u) "PLAN" means the Valero GP, LLC 2002 Unit Option Plan as set forth herein.

         (v)      "UNIT" means a common unit of the Partnership.

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III.     ADMINISTRATION OF THE PLAN

         (a)      The Committee shall administer the Plan.

         (b) The Committee shall have full power and authority to interpret the provisions of the Plan and supervise its administration. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if adopted by a majority at a meeting duly held. Subject to the provisions of the Plan, the Committee shall have full and final authority to determine the Participants to whom Options hereunder shall be granted; the number of Units to be covered by each Option; the terms and conditions of any Option, the determination of whether, to what extent, and under what circumstances Options may be settled, exercised, cancelled, or forfeited; the determination of such rules and regulations as deemed proper for the administration of the Plan; and the making of any other determination or actions required for the proper interpretation and administration of the Plan.

         (c) Unless expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Award or Option.

IV.      UNITS AVAILABLE FOR AWARDS

         (a)      UNITS AVAILABLE. Subject to adjustment as provided in
Section IV. (c) hereunder, the number of Units with respect to which Awards may be granted under the Plan is 200,000. If any Award is forfeited or otherwise terminates or is canceled without the exercise of such Option grant, then the Units covered by such Award, to the extent of such forfeiture, termination, or cancellation, shall again be Units with respect to which Awards may be granted.

         (b) SOURCES OF UNITS DELIVERABLE UNDER AWARDS. Any Units delivered pursuant to the exercise of an Option shall consist, in whole or in part, of Units acquired in the open market, from any Affiliate, the Partnership or any other person, or any combination of the foregoing, as determined by the Committee in its discretion.

         (c) ADJUSTMENTS. If the Committee determines that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and types of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards or Options, and (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, that the number of Units subject to any Award or Option shall always be a whole number.

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V.       ELIGIBILITY

         Any Employee or Director shall be eligible to be designated a Participant.

VI.      AWARDS

         The Committee shall have the authority to determine the Employees and Non-Employee Directors to whom Options shall be granted, the number of Units to be covered by each Option, the Date of Grant of the Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

         (a) EXERCISE PRICE. The purchase price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted but shall not be less than its Fair Market Value as of the Date of Grant.

         (b) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made which may include, without limitation, cash, check acceptable to the Company, a "cashless-broker" exercise (through procedures approved by the Company), other securities or other property, a note from the Participant (in a form acceptable to the Company), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price. The Participant shall provide written notice to the Company Secretary of his intent to exercise on or before the Date of Exercise.

         (c) TERM. Subject to earlier termination as provided in the Agreement or the Plan, each Option shall expire on the tenth (10th) anniversary of its Date of Grant.

         (d) FORFEITURE. Except as otherwise provided in the terms of the Agreement, upon termination of a Participant's employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the term of an outstanding Option, all Options shall be forfeited by the Participant, unless otherwise provided in a written employment agreement or severance agreement (if any) between the Participant and the Company or one or more of its Affiliates. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant's Options.

         (e) If the Participant's employment with the Company is terminated with the consent of the Company and provided such employment is not terminated for Cause (of which the Committee shall be the sole judge), the Committee may, in its discretion, permit such Option to be exercised by such Participant at any time during the period of three
         (3) months after such termination, provided that such Option may be exercised before expiration and within such three-month period only to the extent it was exercisable on the date of such termination.

         (f) In the event a Participant dies while in the employ of the Company or dies after termination of employment (as described in Section VI(e) of the Plan) but prior to the exercise in full of any Option which was exercisable on the date of such termination, such Option may be exercised before expiration of its term by

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         the Participant's Beneficiary to the extent exercisable by the
         Participant at the date of death. The post-death exercise period shall be a period commencing on the Participant's date of death and ending sixty (60) months after the Participant's date of death or the remainder of the Option Period, whichever is less (or, if earlier, the Participant's date of termination of employment for any reason other than death).

         (g) If the Participant's employment with the Company is terminated without the consent of the Company for any reason other than the death of the Participant, or if the Participant's employment with the Company is terminated for Cause, his or her rights under any then outstanding Option shall terminate immediately. The Committee shall be the sole judge of whether the Participant's employment is terminated without the consent of the Company or for Cause.

         (h) If the Participant's employment with the Company is terminated due to retirement (within the meaning of any prevailing pension plan in which such Participant participates), such Option shall be exercisable by such Participant at any time during the period of sixty (60) months after such termination or the remainder of the Option Period, whichever is less, provided that such Option may be exercised after such termination and before expiration only to the extent that it is exercisable on the date of such termination.

         (i) In the event a Participant dies during such extended exercise period (as described in Section VI(h) of the Plan), such Option may be exercised by the Participant's Beneficiary during the post-death exercise period commencing on the Participant's date of death and ending sixty (60) months after the Participant's date of termination of employment on account of retirement, to the extent the Option was exercisable by the Participant at the date of death and to the extent the term of the Option has not expired within such post-death exercise period.

         (j) Notwithstanding the other provisions of this Section VI of the Plan, in no event may an Option be exercised after the expiration of ten (10) years from the Date of Grant.

VII.     ASSIGNABILITY OF AWARDS OR OPTIONS

         Options granted under the Plan shall not be assignable or otherwise transferable by the Participant except by will or the laws of descent and distribution. Otherwise, Options granted under this Plan shall be exercisable during the lifetime of the Participant (except as otherwise provided in the Plan or the applicable Agreement) only by the Participant for his or her individual account, and no purported assignment or transfer of such Options thereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever but immediately upon any such purposed assignment or transfer, or any attempt to make the same, such Options thereunder shall terminate and become of no further effect.

VIII.    EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan was approved and adopted by the Board on March 22, 2002 and has become effective thereon.

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IX.      WITHHOLDING

         The Company's obligation to deliver Units or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Units otherwise issuable to the Participant, or (iii) delivering to the Company already owned and unencumbered Units.

X.       AMENDMENT AND TERMINATION OF AWARDS

         (a) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award or Option theretofore granted, provided no change, other than pursuant to Section X(b) below, in an Award shall materially reduce the benefit to Participant without the consent of such Participant.

         (b) ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards and Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section IV(c) of the Plan) affecting the Partnership or the financial statements of the Partnership, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

XI.      GENERAL

         The following general provisions shall be applicable to the Plan:

         (a) NO RIGHTS TO AWARDS. No Employee or Director shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each Participant.

         (b) NO RIGHT TO EMPLOYMENT. The grant of an Award or Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board, as applicable. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in an Agreement.

         (c) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

         (d) SEVERABILITY. If any provision of the Plan or any Award or Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award or any Option under any law deemed applicable by the Committee, such provision shall

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         be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person, Award, or Option, and the remainder of the Plan and any such Award or Option shall remain in full force and effect.

         (e) OTHER LAWS. The Committee may refuse to issue or transfer any Units or other consideration under an Award or Option if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the entire then Fair Market Value thereof under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award or Option shall be promptly refunded to the relevant Participant, holder or beneficiary.

         (f) NO TRUST OR FUND CREATED. Neither the Plan nor the Award or Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award or Option, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

         (g) NO FRACTIONAL UNITS. No fractional Units shall be issued or delivered pursuant to the Plan or any Award or Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (h) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         (i) GENDER AND NUMBER. Words in the masculine gender shall include the feminine gender, the plural shall include the singular, and the singular shall include the plural.

         (j) BENEFICIARY. Each person whose name appears on the signature page of a Participant's Agreement after the caption "Beneficiary" or is otherwise designated by Participant in accordance with the rules established by the Committee and who is Participant's Beneficiary at the time of his or her death shall be recognized under the Plan as the Participant's "Beneficiary" and shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Any Participant may from time to time revoke or change his or her Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received (within the meaning of

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         such term under Section XI (l) of the Plan) by the Company prior to the
         Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of the Participant's death, or if no designated Beneficiary survives the Participant or if such designation conflicts with applicable law, each person entitled to the Option under the Participant's last will or, in the absence of any such will, the laws of descent and distribution, shall be deemed to be the Participant's Beneficiary who is entitled to exercise the Option, to the extent it is exercisable after the death of Participant. If the Committee administering the Plan is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or distributions on the underlying Units, until the Committee determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction for declaratory or other appropriate relief and such application shall be a complete discharge of the liability of the Company therefore.

         (k) The Company and its Affiliates will pay all expense that may arise in connection to the administration of this Plan.

         (l) Any notice required or permitted to be given under this Plan shall be sufficient if in writing and hand-delivered with appropriate proof of same, or sent by registered or certified mail, return receipt requested, to the Participant, Beneficiary or the Secretary (or equivalent person) of the Company, Affiliate, Partnership, Committee, or other person or entity at the address last furnished by such person or entity. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         (m) No liability whatever shall attach to or be incurred by any past, present or future unitholders, stockholders, members, officers or directors, as such, of the Company and its Affiliates, under or by reason any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against, the Company or its Affiliates, or any unitholder, stockholder, member, officer or director, as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan (other than liability for the benefits, if any, provided hereunder), are hereby expressly waived and released by every Participant, as part of the consideration for any benefits provided by the Company and its Affiliates under this Plan.

         (n) Neither the Company nor any Affiliates nor the Committee makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person participating or eligible to participate in this Plan.

         (o) The provisions of the Plan shall be binding on all successors and assigns of (i) the Company or any Affiliates and (ii) a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

         (p) Except as otherwise provided in any notification or agreement relating to an Award, a Participant shall have no rights as a unitholder of the Partnership until such Participant becomes the holder of record of Units.

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         (q)      This Plan is not intended by its terms or as a result of
         surrounding circumstances to provide retirement income or to defer the receipt of payments hereunder to the termination of the Participant's covered employment or beyond. This Plan is strictly a Unit option program and not a pension or welfare benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All interpretations and determinations hereunder shall be made on a basis consistent with the status of the Plan as a Unit option program that is not subject to ERISA.

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